EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of BlueData Corporation for the quarter ending June 30, 2011, I, Deborah Bloom, the Chief Financial Officer of BlueData Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    Such Quarterly Report on Form 10-Q for the quarter ending June 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, fairly represents in all material respects, the financial condition and results of operations of BlueData Corporation.

Date:  August 5, 2011

By:	/s/ Deborah A. Bloom
Deborah A. Bloom
Chief Financial Officer